UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report:  June 6, 2011
(Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 101, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On June 6, 2011, Capstone Therapeutics Corp. (formerly known as OrthoLogic Corp.) (the “Company”) amended the Rights Agreement dated as of June 19, 2007, and first amended on May 21, 2010 (as amended, the “Rights Agreement”), by and between the Company and The Bank of New York as rights agent (the “Rights Agent”).  A description of the material terms of the amendment (the “Second Amendment to Rights Agreement”) is set forth under Item 3.03 of this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Section 3 – Securities and Trading Markets

Item 3.03  Material Modification to Rights of Security Holders

Second Amendment to Rights Agreement

As set forth under Item 1.01 of this Current Report on Form 8-K, on June 6, 2011, the Company and the Rights Agent entered into the Second Amendment to Rights Agreement to extend the expiration date of the Rights Agreement from June 19, 2011, to June 19, 2012. No other changes were made to the Rights Agreement.  The Rights Agreement provides each holder of our Common Stock on or prior to the earliest of the Separation Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) to purchase one-one hundredth (1/100) of a share of our Series A Preferred Stock under certain circumstances.

The foregoing description does not purport to be a complete description of the rights and obligations under the Rights Agreement and is qualified in its entirety by reference to the Second Amendment to Rights Agreement, attached as Exhibit 4.1 to this Form 8-K, as well as to the Rights Agreement, attached as Exhibit 4.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 25, 2007 and the First Amendment to Rights Agreement attached as Exhibit 4.1 to our current Report on Form 8-K filed with the SEC on May 25, 2010.

Item 7.01  Regulation FD

On June 8, 2011, Capstone Therapeutics Corp. issued a press release announcing that it did not achieve a quorum at its Annual Meeting of Stockholders held on June 6, 2011, and that the meeting was adjourned to June 28, 2011.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
4.1	Second Amendment to Rights Agreement, dated as of June 6, 2011, by and between Capstone Therapeutics Corp. and The Bank of New York.
99.1	Press release issued June 8, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2011	CAPSTONE THERAPEUTICS CORP.

/s/ John M. Holliman, III
John M. Holliman
Executive Chairman

Exhibit Index to Form 8-K

Exhibit No.	Description
4.1	Second Amendment to Rights Agreement, dated as of June 6, 2011, between Capstone Therapeutics Corp. and The Bank of New York.
99.1	Press release issued June 8, 2011.